                            STOCK PURCHASE AGREEMENT


                 THIS STOCK PURCHASE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 19th day of June, 1996, by and among Pollution Research and Control Corp., a California corporation (hereinafter referred to as the "Company"), 506 Paula Avenue, Glendale, California 91201, on the one hand, and J. L. Taylor (hereinafter referred to as "JLT"), 2647 Venetian Way, Gulf Breeze, Florida 32561; James R. Taylor, 1657 Cross Street, Pensacola, Florida 32503, and Ralph Dreifus, 375 Likstone Road, Waynesville, North Carolina 28786 (hereinafter referred to, individually, as a "Seller" and, collectively, as the "Sellers"), on the other hand.


                                R E C I T A L S:

                 WHEREAS, the Sellers desire to sell, assign, transfer, convey and deliver to the Company, and the Company desires to purchase, acquire and receive from the Sellers, all 1,800 issued and outstanding shares of common stock, $1.00 par value per share (hereinafter referred to as the "Common Shares"), of Nutek, Inc., a Florida corporation (hereinafter referred to as "Nutek"), 225 Brent Lane, Post Office Box 17547, Pensacola, Florida 32522-7547, owned collectively by the Sellers in exchange therefor of the consideration described in Article 2, section (a) below, on the terms and subject to the conditions set forth herein.

                 NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:


                                   ARTICLE 1

                          SALE AND PURCHASE OF SHARES

                 At the closing to be held in accordance with the provisions of
Article 2 below, JLT, James R. Taylor and Ralph Dreifus, severally and not jointly, agree to sell, assign, transfer, convey and deliver to the Company, 600 Common Shares, respectively, and the Company agrees to purchase, acquire and receive such number of Common Shares from each of the Sellers. In consideration for the sale of the Common Shares to the Company, and as payment in full of the purchase price for the Common Shares to be purchased by the Company pursuant to the provisions of this Agreement, at the Closing, the Company shall pay the sum of cash and execute and/or deliver the promissory notes and other documents and instruments to the escrow agent of the Sellers as provided in Article 2 below. Each of the Sellers shall deliver to the Company the certificate evidencing 600 Common Shares owned by each.


                                   ARTICLE 2

                                    CLOSING

   The consummation of the sale to and purchase by the Company of the Common





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Shares (the "Closing") shall occur at the Perdido Pass Restaurant, Gulf Shores,
Alabama, at 7:00 p.m., Central Standard Time, on June 19, 1996 (hereinafter referred to as the "Closing Date"), or at such other place and/or on such other date not later than September 17, 1996, as the parties may agree upon in writing (hereinafter referred to as the "Closing Date"). If the Closing fails to occur by June 19, 1996, or by such later date to which the Closing may be extended as provided hereinabove, this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith and no party hereto shall have any further obligations hereunder; provided, however, that no such termination shall constitute a waiver by any party or parties which is not in default of any of its, his or their respective representations, warranties or covenants herein, of any rights or remedies it, he or they might have at law if any other party or parties is in default of any of its, his or their respective representations, warranties or covenants under this Agreement. If Company fails to consummate this transaction on or before September 17, 1996, Sellers shall be entitled to retain the initial ten thousand dollar ($10,000.00) deposit.

                 At the Closing, as conditions thereto,

                 (a) The Company shall deliver, or cause to be delivered, to James L. Chase & Associates, P.A. (hereinafter referred to as the "Escrow Agent"), as escrow agent for the Sellers, pursuant to that certain Escrow Agreement dated June 19, 1996, between the Escrow Agent and the Sellers, a copy of which is attached hereto and incorporated herein by this reference:

                          (i) A cashier's check, wire or other form of "cleared" funds in the amount of $750,000.00;

                          (ii) Three (3) fully executed promissory notes in the forms attached hereto as Exhibits "A-1", "A-2" and "A-3".

                          (iii) The canceled promissory notes payable by Nutek, as the maker thereof, to Barnett Bank, as the holder thereof, or other documents or instruments evidencing the payment of said notes and/or documents or instruments removing JLT as the obligor thereof, described below:

                                        (1)     Promissory note in the
                          principal amount of $21,171.08, bearing interest at the rate of 6.5% per annum, payable monthly commencing May 19, 1994;

                                        (2)     Promissory note in the
                          principal amount of $15,407.75, bearing interest at the rate of 7.5% per annum, payable monthly commencing March 8, 1993;

                                        (3)     Promissory note in the
                          principal amount of $40,140.70, bearing interest at the rate of 8.05% per annum, payable monthly commencing June 18, 1994; and

                                        (4)     Promissory note in the
                          principal amount of $55,567.00, bearing interest at the rate of 9.75% per annum, payable monthly commencing May 21, 1995.

                          (iv)             The document or instrument
                 evidencing the payment of the $250,000.00 outstanding balance of Nutek's line of credit from Barnett Bank plus all accrued interest (which is a total of $254,438.87 as of June 19, 1996) through the date of payment;

                          (v) The canceled promissory note between JLT and Nutek dated September 29, 1995, plus all advancements and accrued interest (approximate balance on June 19, 1996 is $506,367.22);





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                          (vi)             The certified resolutions of the
                 Company's Board of Directors specified in Section 6.4(a) below; and

                          (vii) The certificate of the Company specified in Section 6.4(b) and (c) below.

                          (viii) Opinion letter of the Company's counsel in the form attached as Exhibit "B";

                 (b)      The Sellers shall deliver to the Escrow Agent:

                          (i) Stock certificates evidencing the ownership by each Seller of 600 Common Shares owned by him, duly executed, endorsed and/or authenticated for transfer to the Company;

                          (ii) Lease/Option Agreement between the Sellers and Nutek in the form attached hereto as Exhibit "C"; and

                          (iii) The certificate of the Sellers specified in Section 6.3(a) and (b) below.

                          (iv)             The document, instrument or
                 agreement providing for the termination of the Motor Vehicle Lease Agreements dated July 20, 1994, between Nutek and JLT and Ernestine Taylor, respectively.

                          (v)              The document, instrument or
                 agreement providing for the termination of the lease agreement between Nutek and the Sellers;

                          (vi) Opinion letter of Nutek's counsel in the form attached as Exhibit "D".


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                 Each of the individual Sellers, jointly and severally, hereby represents and warrants to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

                 3.1 ORGANIZATION AND CORPORATE POWER. Nutek is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon Nutek. Nutek has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the personal property and to lease the real property which it now owns and leases. The Articles of Incorporation of Nutek as amended to date, certified by the Secretary of State of Florida, and the Bylaws of Nutek as amended to date, certified by the President of Nutek, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

                 3.2 AUTHORIZATION. Each of the Sellers has full power, legal capacity and authority to enter into this Agreement and the Sellers and Nutek have full power, legal capacity and authority to enter into all attendant documents and instruments necessary to consummate the transactions herein contemplated, to sell, assign, transfer, convey and deliver the Common Shares to the Company and to perform all of the obligations to be performed by each of them





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hereunder.  All agreements, documents and instruments to be executed in connection herewith by Nutek have been effectively authorized by all necessary action, corporate or otherwise, on the part of Nutek, which authorizations remain in full force and effect, have been duly executed and delivered by Nutek and no other corporate proceedings on the part of Nutek are required to authorize the execution and delivery of such agreements, documents and instruments. This Agreement has been duly executed and delivered by each of the Sellers; constitutes the legal, valid and binding obligation of each of the Sellers; and is enforceable with respect to each of the Sellers in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Sellers and Nutek of any of the transactions contemplated hereby nor the compliance by the Sellers and Nutek with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Nutek's charter documents) to which any of the Sellers or Nutek is a party or by which any of the assets or properties of Nutek or the Sellers may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to any of the Sellers or Nutek or any of the assets or properties of the Sellers or Nutek.
To the best knowledge of the Sellers, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Sellers and Nutek of the transactions contemplated by this Agreement.

                 3.3      CAPITALIZATION.

                          (a)     The authorized capital stock of Nutek
consists of 20,000 shares of common stock, $1.00 par value per share (defined above as the "Common Shares"). At the date hereof, there are 1,800 Common Shares issued and outstanding, with no Common Shares held in Nutek's treasury. All of the outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable.

                          (b)     There are no warrants, options, calls,
commitments or other rights to subscribe for or to purchase from Nutek any capital stock of Nutek or any securities convertible into or exchangeable for any shares of capital stock of Nutek, or any other securities or agreement pursuant to which Nutek is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of Nutek to repurchase, redeem or otherwise acquire any of the outstanding Common Shares.

                          (c)     There currently are no rights, agreements or
commitments of any character obligating Nutek, contingently or otherwise, to register any shares of its capital stock under any applicable Federal or State securities laws.

                 3.4 OWNERSHIP OF NUTEK. The Sellers altogether collectively own 1,800 Common Shares, constituting all of the issued and outstanding shares of capital stock of Nutek, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial and whether based on contract, proxy or other document or otherwise.

                 3.5 FINANCIAL STATEMENTS. Attached hereto as Exhibit "E" are true and complete copies of the unaudited balance sheet of Nutek as of May 31, 1996 (the "Balance Sheet"), the related statement of profit or loss for the eight (8) months then ended and the related notes thereto which have been certified to by the chief executive officer and the chief financial officer of Nutek, and the year end audited balance sheet of Nutek as of September 30, 1995, the related statements of profit or loss and cash flows for the year then ended and the related notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "Nutek Financial Statements." The Nutek Financial Statements (i) are derived from the books and records of Nutek, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and





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accurately reflect, the assets and liabilities of Nutek, (ii) fairly and accurately present the financial condition of Nutek on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

                 3.6 SUBSIDIARIES. Nutek has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the Nutek Financial Statements. It is understood and acknowledged by the Company, however, that the Sellers own certain other business organizations and/or additional business enterprises in existence, in formation or to be formed, that the Sellers may hereafter establish or acquire additional businesses and enterprises and that no such other or additional corporation, business or enterprise is now a part of, or owned by, Nutek, nor shall the Company acquire any beneficial or equitable interest in or to any such other or additional corporation, business or enterprise as a consequence of any of the transactions contemplated by this Agreement.

                 3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected or reserved against in the Balance Sheet, and as to matters arising in the ordinary course of its business since the date of the Balance Sheet, Nutek has no liabilities or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on its business, assets, properties, condition (financial or otherwise) or prospects.

                 3.8 ABSENCE OF CERTAIN DEVELOPMENTS. Since the date of the Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of Nutek or in its assets, liabilities, properties, business, operations or prospects; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Common Shares or redemption, purchase or other acquisition of any Common Shares or any split-up or other recapitalization relative to any Common Shares or any action authorizing or obligating Nutek to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of Nutek, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by Nutek otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by Nutek of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by Nutek of any of its tangible or intangible assets, cancellation by Nutek of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance, or waiver by Nutek of any rights of value which, in any such case, is material to the business of Nutek (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment, except for employees in the ordinary course of business; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of Nutek; (ix) no disposition or lapse of rights as to any intangible property which is material to the business of Nutek; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of Nutek; (xi) no entry into any commitment or transaction by Nutek (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00; (xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of Nutek; or (xiii) no agreement to do any of the things described in this Section 3.7.

                 3.9 REAL PROPERTY. Exhibit "F" attached hereto contains a complete and accurate legal description of each parcel of real property leased to and occupied by Nutek, and Nutek neither owns, leases nor occupies any other real property. The buildings and all fixtures and improvements located on such real property are in good operating condition, ordinary wear





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and tear excepted.  Nutek is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties, and Nutek has not received any notice of violation with which it has not complied. All leases of real property to which Nutek is a party and which are material to the business of Nutek are fully effective in accordance with their respective terms and afford Nutek peaceful and undisturbed possession of the subject matter of the lease, and there exists no default on the part of Nutek or termination thereof.

                 3.10 TANGIBLE PERSONAL PROPERTY. Exhibit "G" sets forth a complete list of all items of tangible personal property owned or leased and used by Nutek in the current conduct of its business where the original cost was in excess of $1,000.00, except as to inventory and supplies. Nutek has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by it, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever except as referred to in Article 2(a)(iii), which debts are secured by liens on the property of Nutek. Included on Exhibit "G" is a list of all outstanding equipment leases and maintenance agreements to which Nutek is a party as lessee and which individually provide for future lease payments in excess of $1,000.00, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which Nutek is a party and which are material to the business of Nutek are fully effective in accordance with their respective terms, and there exists no default on the part of Nutek or termination thereof. Each item of capital equipment reflected in the Balance Sheet which is used in the current conduct of Nutek's business is, and on the Closing Date will be, in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of Nutek's business and fit for its intended purposes.

                 3.11 TAX MATTERS. Nutek has, since its inception, duly filed all Federal, State, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to Nutek. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All Federal, State, county and local taxes, including but not limited to those taxes due with respect to Nutek's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by Nutek have been paid. The amount reflected in the Balance Sheet as liabilities or reserves for taxes which are due but not yet payable is sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

                 3.12 CONTRACTS AND COMMITMENTS. Nutek has no contract, agreement, obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000.00 for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit "H" and except for customer contracts that have arisen in the ordinary course of business. True and complete copies of all such contracts and other agreements listed on Exhibit "H" have been made available to the Company prior to the execution hereof. The Sellers have no knowledge of any circumstances which would affect the validity or enforceability of any such contracts and other agreements in accordance with their respective terms. Nutek has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

                 3.13 PATENTS, TRADE SECRETS AND CUSTOMER LISTS. Nutek does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of Nutek, nor does any present or former officer, director or employee of Nutek own any patent rights relating to any products manufactured, rented or sold by Nutek. Nutek has the unrestricted right to use, free and clear of any claims





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or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by Nutek, and the continued use thereof after the Closing by Nutek will not conflict with, infringe upon or otherwise violate any rights of others. Nutek has not used and is not making use of any confidential information or trade secrets of any present or past employee of Nutek.

                 3.14 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or threatened against or affecting Nutek (including actions, suit or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by an Federal, State, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of Nutek in connection with the business, operations or affairs of Nutek, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of Nutek, or which might prevent the sale of the Common Shares pursuant to this Agreement. Nutek has not, during the three (3) years prior to the Closing Date, been threatened with any action, suit proceeding or claim (including actions, suits proceedings or claims where its liabilities may be adequately covered by insurance ) for personal injuries allegedly attributable to products sold or services performed by Nutek asserting a particular defect or hazardous property in any of Nutek's products, services or business practices or methods, nor has Nutek been a party to or threatened with proceedings brought by or before any Federal or State agency; and the Sellers have no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. Nutek is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not make an assignment for the benefit of creditors.

                 3.15 INSURANCE. Nutek maintains insurance with reputable insurance companies on such of Nutek's equipments, tools, machinery, inventory and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintains products and personal liability insurance, worker's compensation insurance and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of Nutek's insurance policies as currently in force is set forth on Exhibit "I" hereto. All such insurance policies are, and at the Closing shall be, in full force and effect.

                 3.16 ARRANGEMENTS WITH PERSONNEL. Except for JLT's loan to Nutek referred to in Article 2(a) and (b) and the two (2) automobile lease agreements between Nutek, J. L. Taylor and Ernestine Taylor, respectively, referred to in Article 2(a) and (b), no stockholder, director, officer or employee is presently a party to any transaction with Nutek, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director officer or employee, or to any member of the family of any of the foregoing, or to any corporation partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit "J" a list showing (i) all powers of attorney from Nutek to any person or entity; (ii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of Nutek; (iii) all safes, vaults and safe deposit boxes maintained by or on behalf of Nutek and the names of all persons authorized to have access thereto; and (iv) all bank and savings accounts of Nutek and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

                 3.17 LABOR RELATIONS. Nutek has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executives' compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of Nutek presently seeking the right to enter into collective bargaining with Nutek on behalf of any of its employees. The Sellers have furnished to the Company a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies, applicable to any





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of Nutek's employees.

                 3.18 COMPLIANCE WITH LAWS. Nutek holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, with respect to any part of the conduct of its business and corporate affairs.

                 3.19 RELATIONSHIP WITH CUSTOMERS AND SUPPLIERS. No present customer or substantial supplier to Nutek has indicated an intention to terminate or materially and adversely alter its existing business relationship with Nutek, and none of the Sellers has any reason to believe that any of Nutek's present customers or substantial suppliers intends to do so.

                 3.20 BROKERAGE. Except as set forth in Exhibit "K", neither the Sellers nor Nutek have any obligations to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement, and the Sellers and Nutek shall indemnify and hold the Company harmless against any liability or expenses arising out of any such claim, including without limitation any claim identified on Exhibit "K", asserted against the Company by any party.

                 3.21 INVESTMENT REPRESENTATION. The Sellers have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance of the promissory notes (hereinafter referred to as the "Notes") described in section (a), subsection
(ii) of Article 2 above in exchange and partial consideration for the Common Shares as contemplated hereby. The Sellers shall conduct an independent review of the business, assets, properties, books and records of the Company for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by the Company.

                 3.22 DISCLOSURE. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Company by the Sellers or Nutek in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.





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
                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                 The Company hereby represents and warrants to the Sellers as follows (it being acknowledged that the Sellers are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Sellers hereunder);

                 4.1 AUTHORIZATION. The Company has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions herein contemplated, to purchase and acquire the Common Shares from the Sellers and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect and have been duly executed and delivered by the Company and no other corporate proceedings on the part of the Company are required to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Company and this Agreement is enforceable with respect to the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Company of any of the transactions contemplated hereby, or compliance with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Company is a party or by which the Company or any of its assets or properties may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company, or any of the assets or properties of the Company. To the best knowledge of the Company, no authorization consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

                 4.2 BROKERAGE. Except as reflected on Exhibit "L", the Company has no obligation to any person or entity for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement.

                 4.3 INVESTMENT REPRESENTATION. The Company has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the acquisition of the Common Shares in exchange and consideration for the payment of the cash, the execution and delivery of the Notes and the delivery of the other consideration as contemplated hereby. The Company shall conduct an independent review of the business, assets, properties, books and records of Nutek for the purpose of satisfying itself as to the truth, accuracy and completeness of the representations and warranties made by the Sellers. The Company understands and acknowledges that the Common Shares were originally issued to the Sellers, and will be sold, assigned, transferred and conveyed to the Company in the transactions contemplated hereby without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the Common Shares will be taken and received by the Company for its own account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificates representing the Common Shares sold, assigned, transferred and conveyed to it shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE

                 SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."


                 4.4 DISCLOSURE. Neither this Agreement, nor any certificate, exhibit or other written document or statement, furnished to the Sellers by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                   ARTICLE 5

                  OBLIGATIONS OF THE SELLERS PRIOR TO CLOSING

                 The Sellers hereby jointly and severally covenant to and agree with the Company that between the date hereof and the Closing:

                 5.1      ACCESS TO PROPERTIES AND RECORDS.

                          (a)     The Sellers and Nutek shall give to the
Company and its authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of Nutek, and will cause the officers of Nutek to furnish any and all data and information pertaining to the business of Nutek that the Company and its authorized representatives may from time to time reasonably require.

                          (b)     Unless and until the transactions
contemplated by this Agreement have been consummated, the Company and its representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from the Sellers or Nutek. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Company or its authorized representatives; (ii) generally known to others engaged in the trade of business of Nutek; (iii) part of public knowledge or literature; or (iv) lawfully received by the Company or its authorized representatives from a third party.

                 5.2 CORPORATE EXISTENCE, RIGHTS AND FRANCHISES. The Sellers shall take all necessary actions to cause Nutek to maintain in full force and effect its corporate existence, rights, franchises and good standing. No change shall be made in the Articles of Incorporation or Bylaws or Nutek.

                 5.3 INSURANCE. The Sellers shall take all necessary actions to cause Nutek to maintain in force all of its existing insurance policies, subject only to variations in amounts required by the ordinary operation of Nutek's business.

                 5.4 CONDUCT OF BUSINESS IN THE ORDINARY COURSE. The Sellers shall not permit to be done any act which would result in the breach of any of the covenants of Nutek or the Sellers contained herein or which would cause the representations and warranties of Nutek and the Sellers contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Sellers shall take an necessary actions to cause Nutek to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use their best efforts to preserve intact Nutek's organization and operations at current levels, to retain the services of Nutek's present employees and to preserve Nutek's relationships wit its suppliers and customers and others having business relationships with Nutek; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of Nutek's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of Nutek in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00 (other than purchase or raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of the company (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Common Shares; and (vi) refrain from issuing any capital stock of Nutek, or any other securities convertible into such capital stock.


                                   ARTICLE 6

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

                 The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

                 6.1 REGULATORY APPROVALS. There shall have been obtained any and all permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods required by, any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Company, are required for the consummation of the transactions contemplated hereby.

                 6.2 NO ACTION OR PROCEEDING. No claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presets a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

                 6.3 OBLIGATIONS OF THE COMPANY. The obligation of the Company hereunder to consummate the transactions contemplated by this Agreement is expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Company in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of its rights or remedies, at law or in equity, if the Sellers or Nutek shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

                          (a)     The Sellers and Nutek shall have performed
the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Nutek since the date hereof, and the representations and warranties of the Sellers and Nutek contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Sellers to the Company with the approval of the Company indicated thereon (which writing is to be attached hereto as Exhibit "M"), be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Company shall have received certificates, dated as of the Closing Date, signed by the Sellers and the chief executive officer and the chief financial officer of Nutek, reasonably satisfactory to the Company, to such effect;

                          (b)     The Company shall have received a certificate
of the Sellers and Nutek, reasonably satisfactory to the Company, to the effect that the Sellers and Nutek have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, that there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Nutek since the date hereof, and that the representations and warranties of the Sellers and Nutek contained herein continue to be true in all material respects on and as of the Closing Date as if made on and as of such date, except as contemplated or permitted by this Agreement.

                 6.4 OBLIGATIONS OF THE SELLERS. The obligations of the Sellers hereunder to consummate the transactions contemplated by this Agreement is expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Sellers in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Sellers of any other condition or of any of their rights or remedies, at law or in equity, of the Company shall be in default or breach of any of its representations, warranties or covenants under this Agreement.

                          (a)     The Sellers shall have received copies of
resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of the Company adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Sellers and their counsel;

                          (b)     The Company shall have performed the
agreements and covenants required to be performed by the Company under this Agreement prior to the Closing, and the Sellers shall have received a certificate, dates as of the date of Closing, signed by the Company, reasonably satisfactory to the Sellers, to such effect.

                          (c)     The Sellers shall have received a certificate
of the Company, reasonably satisfactory to the Sellers, to the effect that the Company has performed by it under this Agreement prior to the Closing and the warranties of the Company contained herein continue to be true in all material respects on and as of the date of Closing as if made on and as of such date, except as contemplated or permitted by this Agreement.


                                   ARTICLE 7

                      ADDITIONAL AGREEMENTS OF THE PARTIES

                 7.1      TAXES AND EXPENSES.

                          Except as otherwise expressly provided in (b)
immediately below, Nutek and the Sellers, on the one hand, and the Company, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.


                 7.2      EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

                          (a)     The representations and warranties of Nutek
and the Sellers contained herein and in any other document or instrument delivered by or on behalf of them, shall survive the Closing and any investigations made by or on behalf of the Company prior thereto, and shall remain in full force and effect for a period of three (3) years after the date of Closing (the "Warranty Period") and thereupon expire.

                          (b)     The representations and warranties of the
Company contained herein and in any other document or instrument delivered by or on behalf of the Company shall not survive the Closing but shall expire and terminate upon the Closing, it being understood and agreed that consummation of the Closing shall be conclusive evidence that the Sellers are fully satisfied with the facts on which such representations and warranties were made. Nothing contained in this Section 7.2(b) shall in any way affect any obligations of any party under this Agreement that are to be performed, in whole or in part, after the Closing, nor shall it prevent or preclude the Company from pursuing any and all available remedies at law or in equity for actual fraud in the event that, prior to the Closing, any of the Sellers had actual knowledge of any material breach of any of their representations and warranties herein but failed to disclose to or actively concealed such knowledge from the Company prior to the Closing.

                 7.3      INDEMNIFICATION.

                          (a)     The Sellers and Nutek hereby jointly and
severally agree to indemnify and hold the Company harmless up to a cumulative maximum of $900,000 with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Company or any of its officers, directors or principal shareholders may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Sellers and Nutek contained herein, during the Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Company and its officers, directors and principal shareholders comply with the following indemnification procedure:

                                  (i)      One or more of the Company and its
officers, directors and principal shareholders shall give written notice to the Sellers of a claim for indemnification within the Warranty Period, which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim;

                                  (ii)     The Sellers shall have a period of
thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the satisfaction of the Company;

                                  (iii)    If a third party claim is asserted
which might result in a claim for indemnification hereunder, all information within the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Sellers and their authorized representatives, and the Company shall otherwise cooperate with the Sellers in the defense of the claim. The Company shall not settle or compromise any such claim without the prior written consent of the Sellers unless suit shall have been instituted against the Company and/or certain of its officers, directors and principal shareholders and the Sellers shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Sellers admit in writing that they will be liable to the Company with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Sellers shall have the right to assume full control of the defense of such claim, and the Sellers shall be entitled to participate in the defense of such claim only with the consent of the Company.

                          (b)     The Company shall indemnify the Sellers and
Nutek and agree to hold them harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions which are based upon actions which may arise after the Closing Date.

                                   ARTICLE 8

                                 MISCELLANEOUS

                 8.1 OTHER DOCUMENTS. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

                 8.2 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

                 8.3 GOVERNING LAW. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Florida.

                 8.4 NOTICES. All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

                 (a)      If to the Company, to:

                          Pollution Research and Control Corp.
                          506 Paula Avenue
                          Glendale, California 91201
                          Attn:  Mr. Albert E. Gosselin, President

                          With copies to:

                          Patricia Cudd & Associates
                          Attorney at Law
                          50 South Steele Street, Suite #222
                          Denver, Colorado 80209

                 (b)      If to any of the Sellers, to:

                          J. L. Taylor
                          2647 Venetian Way
                          Gulf Breeze, Florida 32561

                          James Taylor
                          1657 Cross Street
                          Pensacola, Florida 32503

                          Ralph Dreifus
                          375 Likstone Road
                          Waynesville, North Carolina 28786

                          With copies to:

                          James L. Chase, Esquire
                          James L. Chase & Associates, P.A.
                          101 East Government Street
                          Pensacola, Florida 32501


Any party hereto may change its address by written notice to the other parties given in accordance with this Section 8.4.

                 8.5 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contain the entire agreement among the parties and supersede all prior agreements, understandings and writings among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

                 8.6 NO EQUITABLE CONVERSION. Prior to the Closing, neither the execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to any governmental authority, or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

                 8.7 HEADINGS. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

                 8.8 ATTORNEYS' FEES. In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

                 8.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document. All parties agree that a facsimile copy of a signature to this agreement shall be as effective and binding as the original.

                 IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                    SELLERS:



/s/ Aubrey Hornsby                                          /s/ J. L. Taylor
- ----------------------------                                ----------------
Witness to J.L. Taylor                                      J. L. TAYLOR

James Chase
- -------------------------------
Witness to J.L. Taylor



/s/ Aubrey Hornsby                                          /s/ James Taylor
- ------------------                                          ----------------
Witness to James Taylor                                     JAMES TAYLOR

/s/ James Chase
- ---------------------------
Witness to James Taylor




Aubrey Hornsby                                              /s/ Ralph Dreifus
- -------------------------                                   -----------------
Witness to Ralph Dreifus                                    RALPH DREIFUS

/s/ James Chase
- -------------------------
Witness to Ralph Dreifus




                                        THE COMPANY:


                      POLLUTION RESEARCH AND CONTROL CORP.


                                       BY: /s/ Albert E. Gosselin, Jr.
                                          -----------------------------
                                           Albert E. Gosselin, Jr., President
/s/ Aubrey Hornsby
- ------------------------
Witness to Albert E. Gosselin, Jr.

/s/ James Chase
- --------------------------
Witness to Albert E. Gosselin, Jr.

                                  EXHIBIT A-1
                                PROMISSORY NOTE

$50,000.00                                                     June 19, 1996

         The undersigned two (2) corporations, POLLUTION RESEARCH AND CONTROL CORPORATION, and NUTEK, INC., jointly and severally, hereby promise to pay to the order of J. L. TAYLOR, the sum of fifty thousand dollars ($50,000.00) plus interest at the rate of eight percent (8%) per annum as follows:

         A. The first twelve (12) monthly payments will be three hundred thirty-three dollars and thirty-four cents ($333.34) each representing interest only. The first payment will be due on Aug. 1, 1996, and each succeeding payment will be due on the first day of each month thereafter.

         B. The next forty-eight (48) monthly payments will also be due on the first of each month and be in the amount of one thousand two hundred twenty dollars and sixty-five cents ($1,220.65) each. These payments represent principal and interest amortization over four (4) years with interest at eight percent (8%) per annum.

         The payments will be made in lawful money of the United States of America and will be delivered to 2647 Venetian Way, Gulf Breeze, Florida 32561, on each due date.

         There shall be a late payment penalty of five percent (5%) for any payment not received within five (5) days of its due date. If any payment is not paid within fifteen (15) days of its due date, then the holder, at their option, may accelerate the entire balance due under this note.

         This contract is to be construed in all respects and enforced according to the laws of the State of Florida.

         All persons now, or hereafter, becoming parties hereto, as makers, endorsers, guarantors or otherwise, hereby waive demand and protest, and notice of demand, non-payment and protest and waive all objections to any extension or renewal of this note, in whole or in part, made at or after maturity, and in case this note is collected by an attorney, agree to pay a reasonable attorney's fee and all costs of collection.

                                           POLLUTION RESEARCH AND CONTROL
                                           CORPORATION

                                       BY: /s/ Albert E, Gosselin
                                           -----------------------------
                                           Its President

                                           NUTEK, INC.

                                       BY: /s/ J. L. Taylor
                                           -----------------------------
                                           Its President


         The undersigned, jointly and severally, hereby personally guarantee the payment of this note and all payments due thereunder.

                                            /s/ John W. Green
                                            ----------------------------
                                            JOHN W. GREEN
                                            2760 Highway 97 South
                                            Cantonment, FL 32533

                                            /s/ Alexander C. Brown
                                            ---------------------------
                                            ALEXANDER C. BROWN
                                            801 Ridgelawn Avenue
                                            Hamilton, OH 45013

                                  EXHIBIT A-2
                                PROMISSORY NOTE

$50,000.00                                                       June 19, 1996

         The undersigned two (2) corporations, POLLUTION RESEARCH AND CONTROL CORPORATION, and NUTEK, INC., jointly and severally, hereby promise to pay to the order of JAMES TAYLOR, the sum of fifty thousand dollars ($50,000.00) plus interest at the rate of eight percent (8%) per annum as follows:

         A. The first twelve (12) monthly payments will be three hundred thirty-three dollars and thirty-three cents ($333.33) each representing interest only. The first payment will be due on Aug. 1, 1996, and each succeeding payment will be due on the first day of each month thereafter.

         B. The next forty-eight (48) monthly payments will also be due on the first of each month and be in the amount of one thousand two hundred twenty dollars and sixty-five cents ($1,220.65) each. These payments represent principal and interest amortization over four (4) years with interest at eight percent (8%) per annum.

         The payments will be made in lawful money of the United States of America and will be delivered to 1657 Cross Street, Pensacola, Florida 32503, on each due date.

         There shall be a late payment penalty of five percent (5%) for any payment not received within five (5) days of its due date. If any payment is not paid within fifteen (15) days of its due date, then the holder, at their option, may accelerate the entire balance due under this note.

         This contract is to be construed in all respects and enforced according to the laws of the State of Florida.

         All persons now, or hereafter, becoming parties hereto, as makers, endorsers, guarantors or otherwise, hereby waive demand and protest, and notice of demand, non-payment and protest and waive all objections to any extension or renewal of this note, in whole or in part, made at or after maturity, and in case this note is collected by an attorney, agree to pay a reasonable attorney's fee and all costs of collection.

                                           POLLUTION RESEARCH AND CONTROL
                                           CORPORATION

                                       BY: /s/ Albert E. Gosselin
                                           --------------------------
                                           Its President
                                               ----------------------

                                           NUTEK, INC.

                                       BY: /s/ J. L. Taylor
                                           -------------------------
                                           Its President
                                               ---------------------


         The undersigned, jointly and severally, hereby personally guarantee the payment of this note and all payments due thereunder.

                                           /s/ John W. Green
                                           -------------------------
                                           JOHN W. GREEN
                                           2760 Highway 97 South
                                           Cantonment, FL 32533

                                           /s/ Alexander C. Brown
                                           -------------------------
                                           ALEXANDER C. BROWN
                                           801 Ridgelawn Avenue
                                           Hamilton, OH 45013

                                  EXHIBIT A-3
                                PROMISSORY NOTE

$50,000.00                                                     June 19, 1996

         The undersigned two (2) corporations, POLLUTION RESEARCH AND CONTROL CORPORATION, and NUTEK, INC., jointly and severally, hereby promise to pay to the order of RALPH DREIFUS, the sum of fifty thousand dollars ($50,000.00) plus interest at the rate of eight percent (8%) per annum as follows:

         A. The first twelve (12) monthly payments will be three hundred thirty-three dollars and thirty-three cents ($333.33) each representing interest only. The first payment will be due on Aug. 1, 1996, and each succeeding payment will be due on the first day of each month thereafter.

         B. The next forty-eight (48) monthly payments will also be due on the first of each month and be in the amount of one thousand two hundred twenty dollars and sixty-four cents ($1,220.64) each. These payments represent principal and interest amortization over four (4) years with interest at eight percent (8%) per annum.

         The payments will be made in lawful money of the United States of America and will be delivered to 375 Likstone Road, Waynesville, North Carolina 28786, on each due date.

         There shall be a late payment penalty of five percent (5%) for any payment not received within five (5) days of its due date. If any payment is not paid within fifteen (15) days of its due date, then the holder, at their option, may accelerate the entire balance due under this note.

         This contract is to be construed in all respects and enforced according to the laws of the State of Florida.

         All persons now, or hereafter, becoming parties hereto, as makers, endorsers, guarantors or otherwise, hereby waive demand and protest, and notice of demand, non-payment and protest and waive all objections to any extension or renewal of this note, in whole or in part, made at or after maturity, and in case this note is collected by an attorney, agree to pay a reasonable attorney's fee and all costs of collection.

                                           POLLUTION RESEARCH AND CONTROL
                                                    CORPORATION

                                       BY: /s/ Albert E. Gosselin
                                           ----------------------------
                                           Its President
                                               ------------------------


                                           NUTEK, INC.

                                       BY: /s/ J. L. Taylor
                                           ----------------------------
                                           Its President
                                               ------------------------


         The undersigned, jointly and severally, hereby personally guarantee the payment of this note and all payments due thereunder.


                                           /s/ John W. Green
                                           --------------------------
                                           JOHN W. GREEN
                                           2760 Highway 97 South
                                           Cantonment, FL 32533

                                           /s/ Alexander C. Brown
                                           --------------------------
                                           ALEXANDER C. BROWN
                                           801 Ridgelawn Avenue
                                           Hamilton, OH 45013